UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2020
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bluebird bio, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-35966	13-3680878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Binney Street, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (339) 499-9300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLUE	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Given the ongoing impact of the COVID-19 global pandemic, bluebird bio, Inc. (“bluebird”) has undertaken a comprehensive business review with the goal of ensuring its ability to execute on its strategy with a path to financial sustainability. As part of that effort, certain members of bluebird’s senior leadership voluntarily elected to reduce their base salary for a twelve-month period effective May 4, 2020. Nick Leschly, bluebird’s Chief Executive Officer, reduced his base salary by approximately 100% during this twelve-month period, and each other participating member of senior leadership reduced his or her base salary by 20%. Each participant received a grant of restricted stock units equal to 80% of the amount of his or her salary reduction, determined using $50.77, the closing market price on the NASDAQ Stock Market of bluebird’s common stock on May 1, 2020, rounded down to the nearest whole share. The grants have a grant date of May 1, 2020, and vest in equal monthly installments over the twelve-month period beginning May 1, 2020. The named executive officers participating in this program, their original 2020 base salaries, their base salaries as reduced through participation in this program, and the number of restricted stock units granted are set forth in the table below.

Name	Original 2020 base salary	Reduced 2020 base salary effective May 4, 2020	Salary Reduction	Number of Restricted Stock Units
Nick Leschly	$725,000.00	$2,487.29	$722,512.71	11,384
Dave Davidson	$512,500.00	$410,000.00	$102,500.00	1,615
Philip Gregory	$479,500.00	$383,600.00	$95,900.00	1,511
Jason Cole	$456,000.00	$364,800.00	$91,200.00	1,437

In addition, the non-employee members of the Board of Directors have voluntarily reduced their cash retainers by 20% for the period beginning July 1, 2020, and each non-employee member of the Board of Directors shall receive a grant of restricted stock units with a value equal to 80% of the amount of the cash retainer reduction on June 18, 2020 (the date of the annual meeting), determined using the closing market price on the NASDAQ stock market of bluebird’s common stock on such grant date, rounded down to the nearest whole share. These restricted stock units shall vest on the earlier of the first anniversary of the date of grant, or the date of the 2021 annual meeting, whichever occurs first.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2020	bluebird bio, Inc.

	By:	/s/ Jason F. Cole
Jason F. Cole
Chief Operating and Legal Officer